                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

                             THE CREDIT STORE, INC.

         THIS CERTIFIES THAT, for value received and subject to the terms and provisions set forth herein, J.L.B. of Nevada, Inc. (the "Purchaser"), or registered assigns, is entitled to subscribe for and purchase from The Credit Store, Inc., a Delaware corporation (the "Company"), at any time from and after June 30, 2000 to and including June 30, 2004 up to Four Million (4,000,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the price (subject to adjustment as noted below) of $3.25 per share. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the Purchaser, any party who acquires all or a part of this Warrant as a permitted transferee of the Purchaser, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. This Warrant has been issued in connection with the forgiveness of certain debt by the Purchaser and other good and valuable consideration.

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant at the Company's principal office and upon payment to it by check of the purchase price for the shares. The shares so purchased will be issued to the Holder hereof as of the close of business on the date on which this Warrant is surrendered and payment made for the shares as aforesaid. Certificates for the shares of stock so purchased will be delivered to the Holder within 15 days after the rights represented by this Warrant are so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised will also be delivered to the Holder hereof within such time. Notwithstanding the foregoing, however, the Company will not be required to deliver any certificates for shares of stock except in accordance with the provisions and subject to the limitations of paragraph 5 hereof and the restrictive legend set forth below.

         2. All shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         3.    The foregoing provisions are, however, subject to the following:

               (a) The Warrant purchase price is subject to adjustment from time to time as provided below. Upon each adjustment of the Warrant purchase price, the Holder of this Warrant will thereafter be entitled to purchase, at the Warrant purchase price resulting from the adjustment, the number of shares obtained by multiplying the Warrant purchase price in effect immediately prior to the adjustment by the number of shares purchasable pursuant hereto immediately prior to the adjustment and dividing the product thereof by the Warrant purchase price resulting from the adjustment.

               (b) If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares or declares a dividend payable in the Common Stock of the Company, then the Warrant purchase price in effect immediately prior to such subdivision will be proportionately reduced, and conversely, if the outstanding Common Stock of the Company is combined into a smaller number of shares, then the Warrant purchase price in effect immediately prior to such combination will be proportionately increased.

               (c) If any capital reorganization or reclassification of the Company's capital stock, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation is effected in such a way that holders of the Common Stock of the Company are entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of the reorganization, reclassification, consolidation, merger or sale, the Holder hereof will have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder hereof if the Holder hereof had exercised this Warrant and had received Warrant the shares immediately prior to the effectiveness of such reorganization, reclassification, consolidation, merger or sale.

               (d) If any other event occurs as to which in the opinion of the Board of Directors of the Company the provisions of paragraph 3(b) or 3(c) hereof are not strictly applicable or, if strictly applicable, would not be adequate to protect the purchase rights of the Holder of this Warrant or of Common Stock in accordance with the essential intent and purposes of such provisions, then the Board of Directors will make an appropriate adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

               (e) Following any adjustment of the Warrant purchase price, the Company will give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder hereof at the address of the Holder as shown on the books of the Company, which will state the Warrant purchase price resulting from the adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

         4. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.

         5. The Holder hereof, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor any state or foreign securities laws. As a result, neither this Warrant nor the shares of Common Stock to be issued upon exercise of this Warrant may be offered for sale, sold, pledged, assigned or otherwise disposed of, and no transfer of this Warrant or such shares will be made by the Company or its transfer agent without appropriate registration under the Securities Act and any applicable state securities laws or an opinion of counsel acceptable to the Company with respect to the availability of an exemption from registration. Further, other than pursuant to registration under the Securities Act and any applicable state securities laws or an opinion of counsel acceptable to the Company with respect to the availability of or an exemption from such registration, the Company will not accept the exercise of this Warrant or issue certificates for shares to be issued upon exercise of this

Warrant. The Company may also condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom any shares of Common Stock are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Common Stock to be issued upon exercise of this Warrant will be stamped with appropriate legends setting forth these restrictions on transferability to the extent then applicable.

         6. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such items and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         7.    Following the occurrence of:

               (a) any taking by the Company of a record of the holders of the Common Stock of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other entity; or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then and in each such event the Company will give notice to the Holder hereof specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, (ii) the amount and character of such dividend, distribution or right, and (iii) the date on which any such reorganization, reclassification, capitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as of which the holders of record of Common Stock (or other securities) are entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up

         8. No fractional shares of Common Stock will be issued upon the exercise of this Warrant, but, instead of any fraction of a share that would otherwise be issuable, the Company will pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the Holder hereof upon such exercise) in respect of the fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes of this paragraph 8 means, if the Common Stock is traded on a securities exchange or on the NASDAQ National Market, the closing price of the Common Stock on the exchange or the NASDAQ National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case on the date prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market, or otherwise traded in the over-the-counter market, the "market price" will be deemed to be the fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

         9. (a) In addition to and without limiting the rights of the Holder of this Warrant under the terms of this Warrant, the Holder of this Warrant has the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 9 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares (the "Converted Warrant Shares"), the Company will deliver to the Holder of this Warrant, without payment by the Holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the Converted Warrant Shares by the fair market value (as defined in paragraph (c) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as defined below). The "Net Value" of the Converted Warrant Shares is determined by subtracting the aggregate Warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 9 to the contrary, the Conversion Right may not be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares are issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

               (b) The Conversion Right may be exercised by the Holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement, substantially in the form attached hereto as
Schedule 1, specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant that are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. The conversion will be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new Warrant evidencing the shares remaining subject to this Warrant, will be issued as of the Conversion Date and will be delivered to the Holder of this Warrant within 15 days following the Conversion Date.

               (c) For purposes of this paragraph 9, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price," calculated as described in paragraph 8 hereof.

         10. The Holder shall have the registration rights described in Exhibit A hereto.

         11. This Warrant is transferable only on the books of the Company by the Holder hereof in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

         12. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         13. All questions concerning this Warrant will be governed under the laws of the State of South Dakota, without giving effect to its choice-of-law principles.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of May 29, 1999.

                                              THE CREDIT STORE, INC.



                                              By  /s/ Martin Burke
                                                --------------------------------
                                                   Its   Chief Executive Officer



THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

                                                                      SCHEDULE 1
                               NOTICE OF EXERCISE
                                  FOR WARRANTS

To:      THE CREDIT STORE, INC.

         The undersigned hereby irrevocably elects to purchase shares of Common Stock of The Credit Store, Inc. under to the terms of the attached Warrant, and tenders herewith payment of the purchase price of the shares in full.

         Please issue a certificate or certificates representing the shares in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in the Warrant, in such other name or names as are specified below:

                           -----------------------------------------------------

                           -----------------------------------------------------
                           Print Name(s), if joint

                           -----------------------------------------------------
                           Address

                           -----------------------------------------------------
                           City, State, Zip Code

                           -----------------------------------------------------

                           -----------------------------------------------------
                           Taxpayer ID Number(s), if joint

                           -----------------------------------------------------

                           -----------------------------------------------------
                           Social Security Number(s), if joint



         The undersigned represents that the shares resulting from the exercise of the Warrant are acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling the shares.

Date:
     ----------------------------         --------------------------------------
                                          --------------------------------------
                                          Signature(s), if joint

                                                                       EXHIBIT A
       1.         Registration Rights.

                  (a) Certain Definitions. As used in this Section 1, the following terms have the following definitions:

                  "Common Stock" means the Company's Common Stock, par value $0.001 per share.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" means The Credit Store, Inc., a Delaware corporation.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Indemnified Party" and "Indemnifying Party" have the meanings set forth in Section 1(f)(iii).

                  "JLB" means J.L.B. of Nevada, Inc.

                  "Registrable Stock" means: (i) all Warrant Shares which are issuable to the Warrantholders pursuant to the Warrant, whether or not the Warrant has in fact been exercised and whether or not such Warrant Shares have in fact been issued, (ii) all Warrant Shares acquired by the Warrantholders pursuant to the Warrant, (iii) any shares of Common Stock, whether or not such shares of Common Stock have in fact been issued, and stock or other securities of the Company issued upon conversion of, in a stock split or reclassification of, or a stock dividend or other distribution on, or in substitution or exchange for, or otherwise in connection with, such Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Warrant(s)" means this Warrant and any warrants issued in exchange or replacement of this Warrant or upon transfer hereof.

                  "Warrantholder(s)" means JLB and its successors and assigns.

                  "Warrant Shares" means shares of Common Stock issuable to Warrantholders pursuant to the Warrant.

                  (b)      Required Registration.

                           (i)      One  Time  Right.   After  six  (6)  months
following the date of consummation of the Company's first public offering of its securities to the public pursuant to a general form of registration statement under the Securities Act, whenever the Company shall receive a written request therefor from any holder or holders of at least 10% of the Registrable Stock, the Company shall promptly prepare and file a registration statement under the Securities Act covering the Registrable Stock which is the subject of such request and shall use its best efforts to cause such registration statement to become effective as expeditiously as possible, provided that the Company shall not be obligated to effect a registration pursuant to this subsection 1(b)(i) if it shall provide a certificate signed by the President or other officer of the Company stating that in the good faith judgment of the Board of

Directors of the Company, it would be severely detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of a registration statement for a period of not more than 180 days after receipt of the request of the holder or holders under this Section 1(b)(i). Upon the receipt of such request, the Company shall promptly give written notice to all holders of Registrable Stock that such registration is to be effected. The Company shall include in such registration statement such Registrable Stock for which it has received written requests to register such shares by the holders thereof within thirty (30) days after the effectiveness of the Company's written notice to such other holders. Notwithstanding the above, the Company is obligated to effect only one (1) registration pursuant to this Section 1(b)(i) and any other agreement providing similar "demand registration rights" to holders of other options, warrants or other rights to purchase or acquire the Company's Common Stock.

                           (ii)     Form S-3 Registration.  Subject to the
conditions herein, in case the Company shall receive from the holders of Registrable Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Stock owned by such holders, the Company will:

                                    (A)     promptly  give written  notice of
the proposed registration, and any related qualification or compliance, to all other holders; and

                                    (B)     as soon  as  practicable,  effect
such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's Registrable Stock as are specified in such request, together with all or such portion of the Registrable Stock of any other holder or holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1(b)(ii):
(1) if Form S-3 is not available for such offering by the holders; (2) if the holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Stock and such other securities (if any) at an aggregate price to the public (net of any underwriters discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 180 days after receipt of the request of the holder or holders under this Section 1(b)(ii); (4) if the Company has, within the six month period preceding the date of such request, already effected one registration on Form S-3 for the holders pursuant to this
Section 1(b)(ii); (5) if the Company has, within the six month period preceding the date of such request, already effected one "demand registration" pursuant to
Section 1(b)(i) or any other agreement; or(6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                    (C)     Subject  to  the   foregoing,   the
Company shall file a registration statement covering the Registrable Stock and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the holders. Registrations effected pursuant to this Section 1(b)(ii) shall not be counted as demands for registration effected pursuant to Section 1(b)(i).

                                    (D)      In the event that the underwriters
of the requested Form S-3 Registration advise the holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall include in such registration only the number of shares of Registrable Stock that the underwriters determine in their sole discretion will not jeopardize the success of the offering. If the number of shares of Registrable Stock requested to be sold in a Form S-3 Registration exceeds the number of shares of Registrable Stock that can be sold, the Company shall include in such Form S-3 Registration (i) first, the Registrable Stock requested to be included in such registration by the holders of Registrable Stock, and if two or more holders of Registrable Stock are included in the Form S-3 Registration, pro rata among the holders on the basis of the number of Registrable Stock owned by each such holder, and (ii) second, the Registrable Stock requested to be included in such registration by any holders other than the holders who made the request for the Form S-3 Registration, pro rata among such holders on the basis of the number of Registrable Stock owned by each such holder.

                  (c) Incidental Registration. Each time the Company shall determine to file a registration statement under the Securities Act (other than on Form S-8 or Form S-4) in connection with the proposed offer and sale for money of any of its securities by it or by any of its security holders, the Company will give written notice of its determination to all holders of Registrable Stock. Upon the written request of a holder of any Registrable Stock, the Company will cause all such Registrable Stock, the holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered in accordance with the terms of the proposed offering. If the registration statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 1(c) to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested to be registered would materially and adversely affect the successful marketing of the other shares proposed to be offered, then the amount of the Registrable Stock to be included in the offering shall be reduced and the Registrable Stock and the other shares to be offered shall participate in such offering as follows: first, the shares to be sold by the Company, second the Registrable Stock and the other shares of Common Stock to be included in such offering shall each be reduced pro rata by each holder of such shares to equal in the aggregate the remaining number of shares of Common Stock proposed to be included in such offering.

                  (d) Registration Procedures. If and whenever the Company is required by the provisions of Section 1(b) or 1(c) to effect the registration of Registrable Stock under the Securities Act, the Company will at its expense, as expeditiously as possible:

                           (i)      In accordance  with the Securities  Act and
the rules and regulations of the Commission, prepare and file with the Commission a registration statement on the form of registration statement appropriate with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of
(x) the date on which the securities covered by such registration statement have been sold, or (y) one hundred eighty (180) days after the effective date thereof, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete until the earlier of
(x) or (y) above;

                           (ii)     If the  offering  is to be  underwritten,
in whole or in part, enter into a written underwriting agreement with the holders of the Registrable Stock participating in such offering and the underwriter in form and substance reasonably satisfactory to the managing underwriter of the public offering and the holders of the Registrable Stock participating in such offering;

                           (iii) Furnish to the holders of securities
participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of such securities;

                           (iv)     Use its best efforts to register or qualify
the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders and underwriters may reasonably request provided that the Company shall not be required to qualify in a particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration or qualification if the Company was not otherwise required to do so;

                           (v)      Notify the holders participating in such
registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi)     Notify such holders  promptly of any request
by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (vii) Prepare and file with the Commission, promptly
upon the request of any such holders, any amendments or supplements to such registration statement or prospectus relating to the Registrable Stock or the holders thereof which, in the reasonable opinion of counsel for such holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by such holders;

                           (viii) Prepare and promptly file with the Commission,
and promptly notify such holders of the filing of, such amendments or supplements to such registration statement or prospectus as may reasonably be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (ix)     In case any of such  holders or any
underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly such amendments or supplements to such registration statement and such prospectus as may reasonably be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                           (x) Advise such holders, promptly after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (xi)     If requested by the managing  underwriter or
underwriters or a holder of Registrable Stock being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Stock, including information with respect to the Registrable Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (xii) Cooperate with the selling holders of
Registrable Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold and not bearing any restrictive legends; and enable such Registrable Stock to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Stock to the underwriters;

                           (xiii) Prepare a prospectus supplement or
post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required documents so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (xiv) Enter into such agreements (including an
underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Stock and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                                 (A)    make such  representations  and
warranties to the holders of such Registrable Stock and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

                                 (B) If an underwriting agreement is entered
into, the same shall set forth in full the indemnification provisions and procedures of Section 1(f) hereof with respect to all parties to be indemnified pursuant to said Section; and

                                 (C) The Company shall deliver such documents
and certificates as may be requested by the holders of the majority of the Registrable Stock being sold and the managing underwriters, if any, to evidence compliance with the terms of this Section 1(d) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                           The above  shall be done at each  closing  under such
underwriting  or similar agreement or as and to the extent required thereunder;

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


                           (xv)     Make available for inspection by a
representative of the holders of a majority of the Registrable Stock, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by the sellers or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all pertinent information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the preparation of the registration statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

                           (xvi)    Otherwise use its best efforts to comply
with all applicable rules and regulations of the Commission, including, without being limited thereby, making generally available to the Company's security holders in a timely manner, earning statements satisfying the applicable provisions of the Securities Act; and

                           (xvii)   At the request of any such holder furnish to
such holder promptly following the request (i) any opinion rendered by counsel representing the Company for the purposes of such registration, addressed to the underwriters, and (ii) any letter from the independent certified public accountants of the Company addressed to the underwriters, in connection with such registration.

                  (e) Expenses of Registration. All expenses incident to the Company's performance of or compliance with this Warrant, including, without limitation, the following shall be borne by the Company, regardless of whether the registration statement becomes effective:

                           (i)      All  registration  and filing fees
(including those with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

                           (ii)     Fees and expenses of compliance  with all
securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Stock and in determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Stock being sold may designate);

                           (iii) Printing, messenger, telephone and delivery
expenses;

                           (iv)     Fees  and  disbursements  of  counsel  for
the  Company  and,  for  a registration under Section 1(c), the underwriters;

                           (v)      Fees and  disbursements  of counsel  for the
holders of Registrable Stock of up to $5,000 (provided such expenses are related to the registration of Registrable Stock pursuant to Section 1(c));

                           (vi)     Fees  and   disbursements   of  all
independent   certified   public accountants of the Company (including the
expenses of any special audit and "comfort" letters provided such expenses are related to the registration of Registrable Stock pursuant to Section 1(c));

                           (vii)    Fees and disbursements of underwriters
(excluding, discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry

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


professionals relating to the distribution of the Registrable Stock or legal expenses of any person other than the Company and the selling holders);

                           (viii) Fees and expenses of other persons retained by
the Company.

                           The Company will, in any event, pay its internal
expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

                  (f)      Indemnification.

                           (i)      The  Company  hereby  agrees  to  indemnify
each of the holders of Registrable Stock against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary or final prospectus, or other document incident to any such registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to reimburse the holders of Registrable Stock (including officers and directors of the same and controlling persons) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Warrantholders.

                           (ii)     The  Warrantholders  severally  and not
jointly agree to indemnify the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance relating to securities purchased pursuant to the Warrants (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each other person indemnified pursuant to this subsection (ii) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this subsection (ii) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information (including, without limitation, written negative responses to inquiries) furnished in writing to the Company for use in such prospectus, or other document (or related registration statement, notification or the like) or any amendment or supplement thereto.

                           (iii) Each party entitled to indemnification
hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be

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

sought, and shall permit the Indemnifying Party (at such Indemnifying Party's expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1(f) except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (iv)     If  the   indemnification   provided  for
in this Section 1(f) is unavailable or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and the Indemnified Party on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Warrantholders agree that it would not be just and equitable if contributions pursuant to this
Section 1(f) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable to an Indemnified Party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this
Section 1(f), in no event shall the amount contributed by any seller of Registrable Stock exceed the aggregate net offering proceeds received by such seller from the sale of Registrable Stock to which such contribution or indemnification claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                           (v)      The  indemnification  required by this
Section 1(f) shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. Anything contained herein to the contrary notwithstanding, the maximum aggregate liability of any holder of Registrable Stock under this Section 1(f) shall not exceed the amount of the net proceeds actually received by such holder from the sale of its Registrable Stock pursuant to the registration, qualification, notification or compliance in respect of which such liability arose.

                  (g) Reporting Requirements Under Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d)(whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act,the Company shall forthwith upon request furnish any holder of Registrable Stock
(i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purpose of the requirements contained in this Section 1(g) is to enable any such holder to comply with the current public information requirement contained in Rule 144 under the Securities Act should such holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision). In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Securities Act (or any similar exemptive provision hereafter in effect).

                           (h)      Stockholder  Information.  The  Company  may
require each holder of Registrable Stock as to which any registration is to be effected pursuant to this Section 1 to furnish the Company such information with respect to such holder and the distribution of such Registrable Stock as shall be required by law or by the Commission in connection therewith.

                           (i)      Termination  of  Requirements  to  Register.
The obligations of the Company under Sections 1(b) and 1(c) hereof shall terminate when all of the Registrable Stock may be sold by all holders without restriction under the Securities Act.


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